SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                AMMENDMENT NO. 1

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                  Date of Earliest Event Reported: July 2, 1999

                       ADAIR INTERNATIONAL OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)


Texas                                     000-10056                  74-2142545
(State or other jurisdiction       (Commission File Number)       (IRS Employer
of incorporation or organization)                            Identification No.)


                            3000 Richmond, Suite 100
                              Houston, Texas 77098
          (Address of principal executive offices, including zip code)

                                 (713) 621-8241
              (Registrant's telephone number, including area code)

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Exhibits
--------

16.1    Item 4.  Letter From Braden

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ADAIR  INTERNATIONAL  OIL  &  GAS,  INC.

                                ------------------------------------------------
August  31,  1999               By:     /s/  Jalal  Alghani
                                        Jalal  Alghani
                                        Director  and  Chief  Financial  Officer


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